UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2024

Squarespace, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40393 (Commission File Number)	20-0375811 (IRS Employer Identification No.)

225 Varick Street,12th Floor New York,New York (Address of Principal Executive Offices)	10014 (Zip Code)
(646) 580-3456
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	SQSP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (P30.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 4, 2024, Squarespace, Inc. (the “Company”) held its annual meeting of stockholders to consider and vote on the four proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 22, 2024. The final voting results are set forth below.

Proposal 1 – Election of Directors

The stockholders elected each of the following persons named below to serve as directors until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. The results of such vote were as follows:

Nominee	For	Withhold	Broker Non-Vote
Anthony Casalena	525,455,184	17,540,076	3,078,537
Andrew Braccia	520,321,127	22,674,133	3,078,537
Michael Fleisher	524,666,043	18,329,217	3,078,537
Jonathan Klein	532,982,269	10,012,991	3,078,537
Liza Landsman	520,775,650	22,219,610	3,078,537
Anton Levy	534,684,112	8,311,148	3,078,537
Neela Montgomery	534,694,097	8,301,163	3,078,537

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2024. The results of such vote were as follows:

For	Against	Abstain
545,898,480	170,385	4,932

Proposal 3 – Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The stockholders approved the non-binding advisory proposal to approve the compensation of the Company’s named executive officers. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Vote
541,202,268	1,748,839	44,153	3,078,537

Proposal 4 – Non-binding Advisory Vote to Approve the Frequency that Stockholders Will Vote on the Compensation of the Company’s Named Executive Officers

The stockholders voted, on a non-binding, advisory basis, that future advisory votes on the compensation of the Company’s named executive officers should be submitted to stockholders every year. The results of such vote were as follows:

Votes for One Year	Votes for Two Years	Votes for Three Years	Abstain
542,564,644	15,064	369,177	46,375

Consistent with the recommendation of the Board of Directors of the Company, as set forth in the Company’s proxy statement for the 2024 annual meeting, and the voting results set forth above, the Company has determined that it will hold future advisory votes on the compensation of its named executive officers on an annual basis, until the matter is again submitted to the Company’s stockholders for an advisory vote.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARESPACE, INC.

Dated: June 6, 2024	By:	/s/ Courtenay O’Connor
Courtenay O’Connor
General Counsel and Secretary
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